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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 21, 2001


                        Annaly Mortgage Management, Inc.
                     -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



               Maryland                 1-13447                   22-3479661
          ---------------             ----------                -------------
  State or Other Jurisdiction         (Commission             (I.R.S. Employer
       Of Incorporation)             File Number)            Identification No.)



12 East 41st Street, Suite 700
      New York, New York                                             10017
      ------------------                                           ----------
(Address of Principal Executive                                    (Zip Code)
           Offices)


       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events


         This Form 8-K is being filed in connection with the issuance by Annaly Mortgage Management, Inc. of the press release incorporated by reference herein and attached hereto as Exhibit 99.1.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1              Press Release



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ANNALY MORTGAGE MANAGEMENT, INC.



                                     By: /s/ Kathryn Fagan
                                         ---------------------------------
                                         Name:  Kathryn Fagan
                                         Title:    Chief Financial Officer



Dated: September 21, 2001



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                                  EXHIBIT INDEX



Exhibit No.                Description


99.1                       Press Release